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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                OCTOBER 14, 2008

                           NASCENT WINE COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)

                  Nevada                                 82-0576512
---------------------------                    ---------------------------------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
       Incorporation)

                                   333-120949
                            ------------------------
                            (Commission File Number)


       2355-B Paseo De Las Americas                               92154
          San Diego, California                               --------------
----------------------------------------                         Zip Code
(Address of Principal Executive Offices)

                                 (619) 661-0458
                  ---------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 13, 2008, we entered into a loan agreement with Cyril Capital, LLC ("Cyril") in which Cyril lent us $500,000. The loan was due and payable on August 14, 2008. The primary security for the loan was our inventory and accounts receivable. The secondary security was the personal guarantee of Sandro Piancone, our Chief Executive Officer. In the event that the loan, including interest at 8% per annum, was not repaid on August 14, 2008, a penalty of 10% would apply. However, we opted to extend the term of the loan by 60 days to October 14, 2008 for a fee of $20,000. On October 14, 2008, we extended the term of the loan again by 60 days for a fee of $20,000. During the extension period, the loan is not in default and the penalty will not apply. Interest at the standard rate of 8% per annum will continue to accrue. The proceeds of this loan are intended to be used for working capital.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The disclosure required by this item is included in Item 1.01 and is incorporated herein by this reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits

        EXHIBIT NUMBER                  DESCRIPTION
        --------------                  -----------
              99.1            Loan Agreement dated February 13, 2008

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 20, 2008              NASCENT WINE COMPANY, INC.


                                       By: /s/ Peter V. White
                                           -------------------------------------
                                           Peter V. White
                                           Chief Financial Officer and Treasurer